Exhibit 10.6

SUBORDINATED NOTE PURCHASE AGREEMENT

$11.0 Million Subordinated Promissory Notes

This Subordinated Note Purchase Agreement (this “Agreement’), dated as of July 29, 2020, is entered into by and among Third Coast Bancshares, Inc., a Texas corporation (the “Company”), and Carl A. and Lois E. Davis (the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth herein, the Company wishes to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company, one or more subordinated promissory notes in exchange for the consideration (the “Consideration”) set forth opposite the Purchaser’s name on the signature page hereto.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in this Section 1.

1.1 “Affiliate” means, (i) with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with said Person and their respective Affiliates, and (ii) with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, ten percent (10%) or more of any class of voting or equity interest of the Company or any Subsidiary of the Company or any Person of which the Company and its Subsidiaries beneficially own or sold, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests.

1.2 “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in the State of Texas are generally authorized or required by law or executive order to be closed.

1.3 “Commission” means the Securities and Exchange Commission.

1.4 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.5 “Maturity Date” means, with respect to each Note issued under this Agreement, the date set forth in Section 2.2 of this Agreement.

1.6 “Noteholder” means the registered holder of the Note from time to time.

1.7 “Notes” means the one or more subordinated promissory notes issued to the Purchaser pursuant to Section 2, the form of which is attached hereto as Exhibit A.

1.8 “Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof or any other entity or organization.

1.9 “Record Noteholder” means the Noteholder holding the Note at the close of business on the Business Day preceding the applicable interest payment date.

1.10 “Requisite Noteholders” means the holders of a majority-in-interest of the aggregate principal amount of the Notes.

1.11 “Subsidiary” means any corporation or entity which would be a “significant subsidiary” (as defined in Article 1, Rule 1-02 of Regulation S-X promulgated pursuant to the Securities Act) of the Company.

1.12 “Securities Act” means the Securities Act of 1933, as amended.

2. Purchase and Sale of Notes.

2.1 Notes and Consideration. In exchange for the Consideration paid by the Purchaser, the Company will sell and issue to the Purchaser one or more Notes. Each Note will have a principal balance equal to that portion of the Consideration paid by the Purchaser for such Note, as set forth opposite the Purchaser’s name on the signature page hereto.

2.2 Maturity. Unless sooner paid in accordance with the terms hereof, the entire unpaid principal amount and all unpaid accrued interest shall become fully due and payable on July 29, 2022.

2.3 Interest Rate. The Notes shall bear interest at a rate equal to six percent (6.00%) per annum, payable on a quarterly basis.

2.4 Interest Payment Dates. The Company will pay to each Record Noteholder interest on the principal amount of the Notes quarterly in arrears on October 29, January 29, April 29 and July 29, of each year, beginning on October 29, 2020.

3. Closing.

3.1 Closing. The closing of the sale of the Notes in return for the Consideration paid by the Purchaser (the “Closing”) will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company may determine in its sole discretion. At the Closing, the Purchaser will deliver the Consideration to the Company and the Company will deliver to the Purchaser one or more executed Notes in return for the respective Consideration provided to the Company.

4. Subordination.

4.1 The indebtedness of the Company evidenced by the Notes shall be subordinate and junior in right of payment to the prior payment in full of all existing claims of creditors and depositors of the Company, whether now outstanding or subsequently created, assumed or incurred (collectively, “Senior Indebtedness”), which shall consist of principal of (and premium, if any) and interest, if any, on: (a) all indebtedness of the Company for money borrowed, whether or not evidenced by bonds, debentures, securities, notes or other written instruments, and including, but not limited to, deposits of the Company, and all obligations to the Company’s general and secured creditors; (b) any deferred obligations of the Company for the payment of the purchase price of property or assets acquired other than in the ordinary course of business; (c) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar credit transactions; (d) any capital lease obligations of the Company; (e) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contacts, commodity contracts and other similar arrangements; (f) all obligations of the type referred to in clauses (a) through (e) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (g) all obligations of the types referred to in clauses (a) through (f) of other persons secured by a lien on any property or asset of the Company; except “Senior Indebtedness” does not include (i) the Notes, (ii) any obligation that by its terms expressly is junior to, or ranks equally in right of payment with, the Notes, (iii) any indebtedness between the Company and any of its Subsidiaries or Affiliates, or (iv) the Junior Indebtedness (as defined below). The Notes are not secured by any assets of the Company and not covered by a guarantee of the Company or of an Affiliate of the Company.

4.2 In the event of liquidation of the Company, holders of Senior Indebtedness of the Company shall be entitled to be paid in full with such interest as may be provided by law before any payment shall be made on account of principal of or interest on the Notes. Additionally, in the event of any insolvency, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Company, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Notes. In the event of any such proceeding, after payment in full of all sums owing with respect to the Senior Indebtedness, the Noteholders, together with the holders of any obligations of the Company ranking on a parity with the Notes, shall be entitled to be paid from the remaining assets of the Company the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any present or future obligations of the Company ranking junior to the Notes (collectively, “Junior Indebtedness”).

4.3 If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Company with respect to the Notes.

4.4 Nothing herein shall impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on each of the Notes in accordance with its terms. Nothing herein shall act to prohibit, limit or impede the Company from issuing additional debt of the Company having the same rank as the Notes or which may be junior or senior in rank to the Notes.

5. Representations and Warranties of the Company. In connection with the transactions contemplated by this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

5.1 Due Organization: Qualification and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the Company.

5.2 Authorization and Enforceability. All corporate action has been taken on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Notes. Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement and the Notes valid and enforceable in accordance with their terms.

6. Representations and Warranties of the Purchaser. In connection with the transactions contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

6.1 Authorization. The Purchaser has full power and authority (and, if the Purchaser is an individual, the capacity) to enter into this Agreement and to perform all obligations required to be performed by it hereunder. This Agreement, when executed and delivered by the Purchaser, will constitute the Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

6.2 Purchase Entirely for Own Account. The Purchaser acknowledges that this Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which the Purchaser confirms by executing this Agreement, that the Notes will be acquired for investment for the Purchaser’s own account, not as a nominee or agent (unless otherwise specified on the Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Notes. If other than an individual, the Purchaser also represents it has not been organized solely for the purpose of acquiring the Notes.

6.3 Disclosure of information: Non-Reliance. The Purchaser acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Notes. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes. The Purchaser confmns that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Notes. In deciding to purchase the Notes, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made its own independent decision that the investment in the Notes is suitable and appropriate for the Purchaser. The Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Notes or made any finding or determination concerning the fairness or advisability of this investment.

6.4 Investment Experience. The Purchaser is an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Notes.

6.5 Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Notes.

6.6 Restricted Securities. The Purchaser understands that the Notes have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Notes are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Purchaser may not sell, pledge or otherwise transfer the Notes unless they are registered with the Commission and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Notes under the Securities Act or the Exchange Act or under any state securities laws. The Purchaser understands that the Company has not made and is not making any representation, warrant or covenant, express or implied, as to the availability of any exemption from registration under the Securities Act or any applicable state securities law, for the resale, pledge or other transfer of the Notes. The Purchaser further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Notes, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation, and may not be able, to satisfy.

6.7 No Public Market. The Purchaser understands that no public market now exists for the Notes and that the Company has made no assurances that a public market will ever exist for the Notes.

6.8 No General Solicitation. The Purchaser, and its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. The Purchaser acknowledges that neither the Company nor any other person offered to sell the Notes to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

6.9 Residence. If the Purchaser is an individual, the Purchaser resides in the state or province identified in the address shown on the Purchaser’s signature page hereto. If the Purchaser is a partnership, corporation, limited liability company or other entity, the Purchaser’s principal place of business is located in the state or province identified in the address shown on the Purchaser’s signature page hereto.

6.10 Not an Insured Deposit. The Purchaser understands that the indebtedness provided by the Notes is not a deposit, savings account or other obligation of any bank or savings association and is not insured by the Federal Deposit Insurance Corporation or any governmental agency or fund.

6.11 Foreign Investors. If a Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Notes or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Notes; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Notes. Each the Purchaser’s subscription and payment for and continued beneficial ownership of the Notes will not violate any applicable securities or other laws of the Purchaser’s jurisdiction. Each the Purchaser acknowledges that the Company has taken no action in foreign jurisdictions with respect to the Notes.

7. Miscellaneous.

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties; provided, however, that the Company may not assign, other than by operation of law, its obligations under this Agreement without the written consent of the Requisite Noteholders. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

7.2 Governing Law. This Agreement and the Notes will be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would apply the law of a different jurisdiction.

7.3 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, facsimile number or other address as subsequently modified by written notice given in accordance with this Section 7.5).

7.6 No Finder’s Fee. Each party represents that it neither is nor will be obligated to pay any finder’s fee, broker’s fee or commission in connection with the transactions contemplated by this Agreement. The Purchaser agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold the Purchaser harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7. 7 Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

7.8 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.9 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company’s agreements with any other purchaser of Notes constitute separate agreements, and the sale of the Notes to any other purchaser of Notes are separate sales. Notwithstanding the foregoing, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Requisite Noteholders. Any waiver or amendment effected in accordance with this Section 7.9 will be binding upon each party to this Agreement and each holder of a Note purchased under this Agreement then outstanding and each future holder of all such Notes.

7.10 Effect of Amendment or Waiver. The Purchaser acknowledges and agrees that by the operation of Section 7.9 hereof, the Requisite Noteholders will have the right and power to diminish or eliminate all rights of the Purchaser under this Agreement and each Note issued to the Purchaser.

7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provisions were so excluded and this Agreement will be enforceable in accordance with its terms.

7.12 Limitations on Disposition. Without in any way limiting the representations and warranties set forth in this Agreement, the Purchaser agrees not to make any disposition of all or any portion of the Notes unless and until the transferee has agreed in writing for the benefit of the Company to make the representations and warranties set out in Section 7 of this Agreement and:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in connection with such registration statement; or

(b) the Purchaser has (A) notified the Company of the proposed disposition; (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act.

The Purchaser agrees that it will not make any disposition of any of the Notes to the Company’s competitors, as determined in good faith by the Company.

(c) Legends. The Purchaser understands and acknowledges that the Notes may bear the following legend(s):

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE (THIS “NOTE”) IS NOT A DEPOSIT, SAVINGS ACCOUNT OR OTHER OBLIGATION OF ANY BANK OR SAVINGS ASSOCIATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR FUND. SECURITIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF VALUE.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE CLAIMS OF CREDITORS (OTHER THAN CREDITORS OF EXISTING SUBORDINATED DEBT) OF AND DEPOSITORS OF THIRD COAST BANCSHARES, INC. (THE “COMPANY’’), INCLUDING OBLIGATIONS OF THE COMPANY TO ITS GENERAL AND SECURED CREDITORS AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY THE COMPANY OR ANY OF ITS SUBSIDIARIES. IN THE EVENT OF LIQUIDATION OF THE COMPANY ALL DEPOSITORS AND OTHER CREDITORS OF THE COMPANY SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BYLAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH DEPOSITORS AND CREDITORS, THE HOLDER OF THIS NOTE SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE COMPANY THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE COMPANY.

THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $500,000 AND MULTIPLES OF $100,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF

THIS NOTE IN A DENOMINATION OF LESS THAN $250,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS NOTE.

THIS NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS NOTE IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SUBORDINATED NOTE PURCHASE AGREEMENT DATED JULY 29, 2020 BETWEEN THE COMPANY AND THE PURCHASER REFERRED TO THEREIN (THE ‘‘PURCHASE AGREEMENT”), A COPY OF WHICH IS ON FILE WITH THE COMPANY. THE NOTE REPRESENTED BY THIS INSTRUMENT MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PURCHASE AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH THE PURCHASE AGREEMENT WILL BE VOID.

7.13 Exculpation. The Purchaser acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. The Purchaser agrees that no other purchaser of the Notes, nor the controlling persons, officers, directors, partners, agents, stockholders or employees of any other purchaser of the Notes, will be liable for any action heretofore or hereafter taken or not taken by any of them in connection with the purchase and sale of the Notes.

7.14 Further Assurances. From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith.

7.15 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION

7.15 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WANES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

THIRD COAST BANCHARES, INC.

By:	/s/ John McWhorter
Name:	John McWhorter
Title:	Chief Financial Officer

Address:
20202 HWY 59 North, Suite 190
Humble, Texas 77338
Email Address:

[Signature Page to Subordinated Note Purchase Agreement]

PURCHASER

/s/ Carl A. Davis Name: Carl A. Davis

/s/ Lois E. Davis Name: Lois E. Davis

Address:

Consideration and Principal
Balance of Subordinated
Promissory Note:	$11,000,000.00

[Signature Page to Subordinated Note Purchase Agreement]

EXHIBIT A

Form of Subordinated Promissory Note

Exhibit A

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE (THIS “NOTE”) IS NOT A DEPOSIT, SAVINGS ACCOUNT OR OTHER OBLIGATION OF ANY BANK OR SAVINGS ASSOCIATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR FUND. SECURITIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF VALUE.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE CLAIMS OF CREDITORS (OTHER THAN CREDITORS OF EXISTING SUBORDINATED DEBT) OF AND DEPOSITORS OF THIRD COAST BANCSHARES, INC. (THE “COMPANY”), INCLUDING OBLIGATIONS OF THE COMPANY TO ITS GENERAL AND SECURED CREDITORS AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY THE COMPANY OR ANY OF ITS SUBSIDIARIES. IN THE EVENT OF LIQUIDATION OF THE COMPANY ALL DEPOSITORS AND OTHER CREDITORS OF THE COMPANY SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BY LAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH DEPOSITORS AND CREDITORS, THE HOLDER OF THIS NOTE SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE COMPANY THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE COMPANY.

THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $500,000 AND MULTIPLES OF $100,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS NOTE IN A DENOMINATION OF LESS THAN $250,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS NOTE.

THIS NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE

REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS NOTE IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SUBORDINATED NOTE PURCHASE AGREEMENT DATED JULY 29, 2020 BETWEEN THE COMPANY AND THE PURCHASER REFERRED TO THEREIN (THE “PURCHASE AGREEMENT”), A COPY OF WHICH IS ON FILE WITH THE COMPANY. THE NOTE REPRESENTED BY THIS INSTRUMENT MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PURCHASE AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH THE PURCHASE AGREEMENT WILL BE VOID.

2

THIRD COAST BANCSHARES, INC.

SUBORDINATED PROMISSORY NOTE

$11,000,000.00

July 29, 2020

Registered: Carl A. and Lois E. Davis

FOR VALUE RECEIVED, Third Coast Bancshares, Inc., a Texas corporation (the “Company”), promises to pay to the order of Carl A. and Lois E. Davis, or his assigns (the “Holder”), the principal sum of $11,000,000.00 with interest on the outstanding principal amount accruing quarterly at the rate of 6.00% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in accordance with the provisions hereof. In the event that any interest is paid on this Subordinated Promissory Note (this “Note”) which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

1. Note Purchase Agreement. This Note is issued pursuant to the terms of that certain Subordinated Note Purchase Agreement, dated as of July 29, 2020, as the same may be amended from time to time (the “Purchase Agreement”), by and among the Company and the Holder. This Note is one of a series of Notes having like tenor and effect (except for variations necessary to express the name of the Holder, the principal amount of each of the Notes and the date on which each Note is issued) issued or to be issued by the Company in accordance with the terms of the Purchase Agreement. The Notes shall rank equally without preference or priority of any kind over one another, and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on the outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

2. Payments.

(a) Maturity. Unless sooner paid in accordance with the terms hereof, the entire unpaid principal amount and all unpaid accrued interest shall become fully due and payable on July 29, 2022 (the “Stated Maturity Date”).

(b) Principal and Interest. The Company will pay interest on the principal amount of this Note quarterly in arrears on October 29, January 29, April 29 and July 29 of each year, beginning on October 29, 2020 (each, an “Interest Payment Date”), to the record Holders at the close of business on the Business Day preceding the applicable Interest Payment Date. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in the State of Texas are generally authorized or required by law or executive order to be closed.

(c) Form of Payment. All payments of interest and principal shall be in lawful money of the United States of America to the Holder, at the address specified in the Purchase Agreement, or at such other address as may be specified from time to time by the Holder in a

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written notice delivered to the Company. All payments shall be applied first to accrued interest, and thereafter to principal.

(d) Redemption.

(i) The principal or interest under this Note may be redeemed by the Company without a prepayment fee or premium, in whole at any time, or in part from time to time.

(ii) Any such redemption or prepayment shall occur on an Interest Payment Date at a price equal to 100% of the outstanding principal amount of the Note to be redeemed, plus accrued but unpaid interest thereon to but excluding the redemption date.

(iii) Any such redemption or prepayment shall be subject to receipt of any and all required federal and state regulatory approvals.

(iv) Notices of redemption will be mailed by first class mail, postage prepaid, or emailed (with delivery receipt requested) at least twenty (20) days but not more than sixty (60) days before the redemption date, which notice may be conditional, to each holder of the Notes at such holder’s registered mailing address or email address. The principal amount of this Note to be paid shall mature and become due and payable (unless any condition specified in the applicable notice of redemption has occurred) on the date fixed for such payment, together with accrued but unpaid interest on such principal amount accrued to such date.

(v) Subject to any required federal and state regulatory approvals and the provisions of this Note, the Company shall have the right to purchase any of the Notes at any time in the open market, private transactions or otherwise. If the Company purchases any Notes, it may, in its discretion, hold, resell or cancel any of the purchased Notes.

3. Subordination.

(a) The indebtedness of the Company evidenced by the Notes, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the prior payment in full of all existing claims of creditors and depositors of the Company, whether now outstanding or subsequently created, assumed or incurred (collectively, “Senior Indebtedness”), which shall consist of principal of (and premium, if any) and interest, if any, on: (a) all indebtedness of the Company for money borrowed, whether or not evidenced by bonds, debentures, securities, notes or other written instruments, and including, but not limited to, deposits of the Company, and all obligations to the Company’s general and secured creditors; (b) any deferred obligations of the Company for the payment of the purchase price of property or assets acquired other than in the ordinary course of business; (c) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar credit transactions; (d) any capital lease obligations of the Company; (e) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contacts, commodity contracts and other similar arrangements; (f) all obligations of the type referred to in clauses (a) through (e) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (g) all obligations of the types referred to in clauses (a) through (f) of other persons secured by a lien on any property or asset of the Company; except

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“Senior Indebtedness” does not include (i) the Notes, (ii) any obligation that by its terms expressly is junior to, or ranks equally in right of payment with, the Notes, (iii) any indebtedness between the Company and any of its subsidiaries or Affiliates (as the term “Affiliate” is defined in the Purchase Agreement) , or (iv) the Junior Indebtedness (as defined below). This Note is not secured by any assets of the Company and not covered by a guarantee of the Company or of an Affiliate of the Company.

(b) In the event of liquidation of the Company, holders of Senior Indebtedness of the Company shall be entitled to be paid in full with such interest as may be provided by law before any payment shall be made on account of principal of or interest on the Notes, including this Note. Additionally, in the event of any insolvency, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Company, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Notes, including this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to the Senior Indebtedness, the Noteholders, together with the holders of any obligations of the Company ranking on a parity with the Notes, shall be entitled to be paid from the remaining assets of the Company the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any present or future obligations of the Company ranking junior to the Notes (collectively, “Junior Indebtedness”).

(c) If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Company with respect to the Notes.

(d) Nothing herein shall impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms. Nothing herein shall act to prohibit, limit or impede the Company from issuing additional debt of the Company having the same rank as the Notes or which may be junior or senior in rank to the Notes.

4. Events of Default.

(a) Definition. For purposes of this Note, an “Event of Default” shall be deemed to have occurred if:

(i) Failure to Pay. Any indebtedness under this Note is not paid when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise;

(ii) Breaches of Covenants. A material default shall occur in the observance or performance of any covenant, obligation or agreement of the Company under this Note or the Purchase Agreement, and such default shall continue for thirty (30) Business Days after the Company’s receipt of written notice from the Holder to the Company of such default;

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(iii) Breaches of Representations. Any material representation, warranty or certification made by the Company herein or in the Purchase Agreement or in any certificate, report, document, agreement or instrument delivered pursuant to any provision hereof or thereof shall prove to have been false or materially incorrect on the date or dates as of which made; or

(iv) Bankruptcy or Insolvency Proceedings. The Company shall (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property, (B) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property, (C) make a general assignment for the benefit of creditors, (D) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (E) become subject to any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally which is not discharged or dismissed within sixty (60) days, or have an order for relief entered against it in any proceeding under the United States Bankruptcy Code.

(b) Consequences of Events of Default.

(i) If an Event of Default (other than an Event of Default described in Subsection 4(a)(iv)) occurs, all indebtedness under this Note shall become immediately due and payable upon written notice by the Holders of a majority of the aggregate principal amount of (x) the Notes then outstanding together with (y) all Notes of even date herewith issued by the Company (the “Requisite Holders”). Upon the occurrence of any Event of Default described in Subsection 4(a)(iv), immediately and without notice, all outstanding obligations payable by the Company under the Notes shall automatically become immediately due and payable. The Company agrees to pay the Holder all reasonable out-of-pocket costs and expenses incurred by the Holder in any effort to collect indebtedness under this Note, including reasonable attorney fees.

(ii) The Holder shall also have any other rights which the Holder may have been afforded under any contract or agreement at any time and any other rights which the Holder may have pursuant to applicable law.

5. Miscellaneous.

(a) Registration of Transfer. Security Register. Except as otherwise provided herein, this Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, by the Holder in person, or by his attorney duly authorized in writing, at 20202 HWY 59 North, Suite 190, Humble, Texas 77338. The Company shall maintain a register providing for the registration of the Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, the Company shall execute and deliver in exchange therefor a Note (or Notes) of like aggregate principal amount, each in a minimum denomination of $250,000 or any amount in excess thereof which is an integral multiple of $50,000 (and, in the absence of

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an opinion of counsel satisfactory to the Company to the contrary, bearing the restrictive legend(s) set forth hereinabove) and that is or are registered in such name or names requested by the Holder. Any Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, duly executed by the Holder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Note (or Notes) as the Company may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth day immediately preceding the Stated Maturity Date. This Note is subject to the restrictions on transfer of the Purchase Agreement between the Company and the Holder, a copy of which is on file with the Company.

(b) Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Company may require the payment of a sum sufficient to cover any stamp or other tax or governmental fee or charge that may be imposed in connection therewith (or presentation of evidence that such tax, charge or fee has been paid).

(c) Lost, Stolen, Destroyed or Mutilated Notes. In case any Note shall be mutilated, lost, stolen or destroyed, the Company shall, upon receipt of an affidavit and indemnity reasonably satisfactory to the Company, issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Note, or in lieu of any Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Note.

(d) Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would apply the law of a different jurisdiction.

(e) Amendment. Any term of this Note and all Notes issued pursuant to the Purchase Agreement may be amended and the observance of any term of this Note and all Notes issued pursuant to the Purchase Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Requisite Holders; provided, however, that any amendment to this Note that would reduce the repayment amount of this Note shall require the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and the holders of all Notes issued pursuant to the Purchase Agreement as well as all Notes of even date herewith issued by, the Company.

(f) Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Note shall be made in accordance with the Purchase Agreement.

(g) Severability. If one or more provisions of this Note are held to be unenforceable under applicable law. such provision shall be excluded from this Note and the

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balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(h) No Voting or Dividend Rights. Nothing contained in this Note shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a member of the Company or any other matters or any rights whatsoever as a member of the Company.

(i) Counterparts. This Note may be executed via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method. Photocopies and any versions of this Note so executed shall be duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

THIRD COAST BANCSHARES, INC.

By:
Name:	John McWhorter
Title:	Chief Financial Officer

[Signature Page to Subordinated Promissory Note]